                            JOINT FILER INFORMATION

Name:    Alta Partners                                   Jean Deleage
         Alta BioPharma Partners Management II, LLC      Alix Marduel
         Alta BioPharma Partners II, L.P.                Farah Champsi
         Alta Embarcadero BioPharma Partners II, LLC

Address: One Embarcadero center, Suite 4050
         San Francisco, CA 94111

Designated Filer:
Date of Event Requiring Statement:

Signatures:

Alta partners

By: /s/ Jean Deleage
        Jean Deleage, President

Alta BioPharma Partners II, LLC
By: Alta BioPharma Partners Management II, LLC

By: /s/ Farah Champsi
        Farah Champsi, Managing Director

Alta BioPharma Management Partners II, LLC

By: /s/ Farah Champsi
        Farah Champsi, Managing Director

Alta Embarcadero BioPharma Partners II, LLC

By: /s/ Farah Champsi
        Farah Champsi, Manager

/s/ Jean Deleage
Jean Deleage

/s/ Alix Marduel
Alix Marduel

/s/ Farah Champsi
Farah Champsi

                            JOINT FILER INFORMATION

Name:    Alta Partners                                   Alta California Management Partners II, L.P.
         Alta California Partners II, LLC                Jean Delage
         Alta Embarcadero Partners  II, LLC              Guy Nohra
         Garrett Gruener
         Alix Marduel                                    Daniel Janney

Address: One Embarcadero center, Suite 4050
         San Francisco, CA 94111

Designated Filer:
Date of Event Requiring Statement:

Signatures:

Alta partners                                           Alta California Partners II, L.P.

By: /s/ Guy Nohra                                       By: Alta California Partners II,LLC
        Guy Nohra, Vice President                                   Its General Partner

Alta California Management Partners II, LLC

By: /s/ Garrett Gruener
        Garrett Gruener

/s/ Jean Deleage                                        /s/ Guy Nohra
Jean Deleage                                            Guy Nohra

/s/ Garrett Gruener                                     /s/ Daniel Janney
Garrett Gruener                                         Daniel Janney

                                                        /s/ Alix Marduel
                                                        Alix Marduel